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                                                                   Exhibit 10.11


[LOGO]                                           [1ST BUSINESS BANK LETTERHEAD]



November 14, 1996


Paul Chopra
Chief Executive Officer
COHR, Inc.
21540 Plummer Street
Chatsworth, CA 91311

Dear Paul:

You have requested, and the Bank has agreed, to increase our Revolving Line of Credit to COHR, Inc. from the existing $2,000,000 to $5,000,000. This letter will serve to amend that certain Revolving Credit Agreement dated July 11, 1996 by and between COHR, Inc. ("Borrower") and 1st Business Bank ("Bank"), as follows:

Section 1.1 Revolving Line of Credit. is deleted in its entirety and replaced with the following:

"1.1 REVOLVING LINE OF CREDIT. From the date the Borrower has satisfied all conditions precedent as set forth in Section 2 hereof, to and until June 30, 1997, Bank agrees to make advances to Borrower from time to time up to a maximum amount of FIVE MILLION DOLLARS ($5,000,000). Borrower may borrow and repay and reborrow all or part of the Line of Credit for its short term working capital requirements of Borrower's business. The indebtedness of Borrower to Bank pursuant to the Line of Credit shall be evidenced by the Revolving Note on the form used by Bank for such purposes. Bank shall enter each amount borrowed and repaid on the back of the Revolving Note, and such entries shall be PRIMA FACIE evidence of the amount of the Line of Credit outstanding, but the failure of the Bank to make any such notations shall not release Borrower from the obligation to repay amount borrowed hereunder."

All other terms and conditions of the Revolving Credit Agreement shall remain unchanged and in full force and effect. Please sign below indicating your agreement and acceptance of this amendment, and return an original signed copy to my attention at your earliest convenience. Thank you.

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Very truly yours,


1ST BUSINESS BANK


/s/  JOHN C. BLACK                              /s/  R.W. KUMMER, JR.
----------------------------                    ----------------------------
John C. Black                                   Robert W. Kummer, Jr.
Vice President                                  Chairman & C.E.O.


Agreed to and Accepted this 25th day of November, 1996 by COHR, INC.


/s/  PAUL CHOPRA                                /s/  UMESH MALHOTRA
----------------------------                    ----------------------------
Paul Chopra                                     Umesh Malhotra
Chief Executive Officer                         Chief Financial Officer




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[LOGO]

                                PROMISSORY NOTE
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BORROWER:       COHR, INC.              LENDER: 1st Business Bank
                21540 PLUMMER STREET            Headquarters
                CHATSWORTH, CA 91311            601 West Fifth St.
                                                Los Angeles, CA 90071
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
PRINCIPAL AMOUNT:  $5,000,000.00        INITIAL RATE: 8.250%    DATE OF NOTE: NOVEMBER 20, 1996

PROMISE TO PAY. COHR, INC. ("BORROWER") PROMISES TO PAY TO 1st BUSINESS BANK ("LENDER"), ON ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE MILLION & 00/100 DOLLARS ($5,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, FROM TIME TO TIME WITH INTEREST THEREON FROM THE DATE OF THE ADVANCE UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON OR BEFORE JUNE 30, 1997. IN ADDITION, BORROWER WILL PAY, MONTHLY, INTEREST, BEGINNING DECEMBER 31, 1996,AND ON THE LAST DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio or the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay
Lender Principal and Interest at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the 1st Business Bank Reference Rate (the "Reference Rate"). Any change in the interest rate resulting from a change in the Reference Rate shall be effective on and as of the date of such change. Lender will tell Borrower the current Reference Rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. THE REFERENCE RATE CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE
WILL BE AT A RATE EQUAL TO THE REFERENCE RATE, RESULTING IN AN INITIAL RATE OF 8.250% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Amounts repaid may be reborrowed in accordance with the terms of this Note.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest.
This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

ADDITIONAL DEFAULT PROVISION. BORROWER WILL ALSO BE IN DEFAULT IF ANY OF THE FOLLOWING HAPPENS: BORROWER'S FAILURE TO SUBMIT FINANCIAL STATEMENTS, TAX RETURNS AND SUCH OTHER FINANCIAL INFORMATION TO THE HOLDER HEREOF WHEN REQUESTED; THE OCCURRENCE OF AN EVENT WHICH CAUSES A MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION; THE GOOD FAITH BELIEF BY LENDER THAT THERE EXISTS, OR THE ACTUAL EXISTENCE OF, ANY DETERIORATION OF BORROWER'S ABILITY TO MEET BORROWER'S OBLIGATIONS TO LENDER OR TO BORROWER'S OTHER CREDITORS OR IN THE VALUE OF ANY COLLATERAL SECURING THE OBLIGATIONS OF THE UNDERSIGNED HEREUNDER; BORROWER CEASES TO EXIST OR ANY GENERAL PARTNER IN BORROWER CEASES TO EXIST OR IS NO LONGER A GENERAL PARTNER IN BORROWER.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Reference Rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender all costs and expenses of collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

COLLATERAL. This Note is secured by personal property collateral referred to in a security/pledge agreement dated November 3, 1995. Reference should be made to such document for events of default which may accelerate payments of this note.

ADVANCES. Advances under this Note may be requested either orally or in writing by borrower or by an authorized person. Lender may, but need not; require that all requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

PRIOR NOTE. THIS IS AN INCREASED RENEWAL OF THAT CERTAIN PROMISSORY NOTE NO. 11455 DATED JULY 11, 1996.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RAGE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

COHR, INC.

By:
   -------------------------------------------
    AUTHORIZED OFFICER, TITLE

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